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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File Number 1-3952

        Date of Report (date of earliest event reported): April 25, 2003


                               SIBONEY CORPORATION
             (Exact name of registrant as specified in its charter)


           MARYLAND                                     73-0629975
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

325 NORTH KIRKWOOD ROAD, SUITE 300                        63122
P.O. BOX 221029                                        (Zip Code)
ST. LOUIS, MISSOURI
(Address of principal executive offices)


                                 (314) 822-3163
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS

         On April 25, 2003, the Registrant issued the press release attached hereto as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits. See Exhibit Index.
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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2003

                                        SIBONEY CORPORATION



                                        By:/s/ Timothy J. Tegeler
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                                              Timothy J. Tegeler
                                              Chief Executive Officer


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EXHIBIT INDEX

Exhibit No.        Description
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99                 Press Release, dated April 25, 2003, issued by Siboney
                   Corporation.